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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K





                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)     November 29, 2001
                                                     -----------------



                                Hoenig Group Inc.
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             (Exact Name of registrant as specified in its charter)




    Delaware                            0-19619                 13-3625520
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(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)          Identification No.)



 Reckson Executive Park, 4 International Drive, Rye Brook, NY         10573
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(Address of principal executive offices)                            (Zip Code)



Registrants telephone number, including area code    914-935-9000
                                                     ------------



                            N/A
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(Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

         On November 29, 2001, the Company issued a press release in the form attached hereto as Exhibit 99.1 which is hereby incorporated by reference.


















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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1    Press Release of the Company dated November 29, 2001.















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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                           Hoenig Group Inc.



                                           By: /s/ Fredric P. Sapirstein
                                              ------------------------------
                                               Name: Fredric P. Sapirstein
                                               Title:  Chief Executive Officer

Date:  November 29, 2001
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